                                                                    Exhibit 99.1





                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                             Case Number 02 B 08209
                             (Jointly Administrated)

                            Monthly Operating Report
                               December 31, 2005

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


    CASE NAME:       FLORSHEIM GROUP INC.       CASE NO.        02 B 08209
                     --------------------                       ----------


                            SUMMARY OF CASH ACCOUNTS


ENDING BALANCE IN :                              11/30/05          12/31/05
                                              ---------------   ---------------

Associated Bank                                 $ 192,975.62      $ 150,184.14

BT Commercial Escrow                              144,008.24        144,008.24

Shaw Gussis Fishman Glantz Wolfman &
   Towbin LLC - Preference Account II             680,682.88        663,558.74
                                              ---------------   ---------------
TOTAL                                          $1,017,666.74      $ 957,751.12
                                              ===============   ===============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - DECEMBER 31, 2005

   DATE
---------
 12/01/05                                                       $      -
 12/02/05                                                              -
 12/03/05                                                              -
 12/04/05                                                              -
 12/05/05                                                              -
 12/06/05                                                              -
 12/07/05                                                              -
 12/08/05                                                              -
 12/09/05                                                              -
 12/10/05                                                              -
 12/11/05                                                              -
 12/12/05                                                              -
 12/13/05                                                              -
 12/14/05                                                              -
 12/15/05                                                              -
 12/16/05                                                              -
 12/17/05                                                              -
 12/18/05                                                              -
 12/19/05                                                              -
 12/20/05                                                              -
 12/21/05                                                              -
 12/22/05                                                              -
 12/23/05                                                              -
 12/24/05                                                              -
 12/25/05                                                              -
 12/26/05                                                              -
 12/27/05                                                              -
 12/28/05                                                              -
 12/29/05                                                              -
 12/30/05                                                              -
 12/31/05                                                              -
                                                               ----------
TOTAL RECEIPTS                                                  $      -
                                                               ==========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                     CASH DISBURSEMENTS - DECEMBER 31, 2005




  DATE        CHECK NUMBER            PAYMENTS                  ASSOCIATED BANK
  -----       ------------            --------                  ---------------
12/01/05          1294          F. Terrence Blanchard              $   5,784.94
12/01/05          1295          Sonnenberg & Anderson                    325.37
12/06/05          1296          Diane Nelson, Tax Collector              571.56
12/06/05          1297          Woodlands Metro Center                   475.53
12/06/05          1298          ISD of Clear Creek                     3,674.71
12/06/05          1299          ISD of Alief                           2,343.83
12/07/05          1300          County of Lee                            677.00
12/07/05          1302          County of Fairfax                        974.24
12/12/05          1303          Benjamin Alvendia                        150.00
12/13/05          1304          County of Orange, Florida                404.75
12/15/05          1305          County of Dallas                       7,446.50
12/15/05          1306          ISD of Houston                         3,038.66
12/15/05          1308          County of Montgomery                   3,615.23
12/15/05          1308          County of Tarrant                      1,003.20
12/15/05          1309          County of Harris                       8,554.36
12/15/05          Wire          AIG Insurance                          3,731.60
12/15/05           --           Bank fees                                 20.00


                                                                  -------------
                                Total                              $  42,791.48
                                                                  =============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                     CASH DISBURSEMENTS - DECEMBER 31, 2005

                                                                SHAW GUSSIS
  DATE      CHECK NUMBER     PAYMENTS                      PREFERENCE ACCOUNT II
  ----      ------------     --------                      ---------------------
12/09/05        1210         F. Terrence Blanchard              $  1,687.50
12/15/05        1211         Kronish Lieb Weiner                   3,959.78
12/15/05        1212         Shaw Gussis Fishman                  10,639.18
12/15/05        1213         Bowne of Chicago                        470.00
12/15/05        1214         Iron Mountain Record Management         367.68



                                                               -------------
                                                                $ 17,124.14
                                                               =============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC. / CASE NUMBER 02 B 08209
                               DECEMBER 31, 2005

BT COMMERCIAL CORPORATION
LOAN ACCOUNT

                                                                 POST-PETITION
                                                                     LOAN
    DATE                 PAYMENTS           BORROWINGS              BALANCE
-------------         --------------      --------------       -----------------
OPENING BALANCE                                                $   6,912,679.88
  12/01/05             $          -        $        -              6,912,679.88
  12/02/05                        -                 -              6,912,679.88
  12/03/05                        -                 -              6,912,679.88
  12/04/05                        -                 -              6,912,679.88
  12/05/05                        -                 -              6,912,679.88
  12/06/05                        -                 -              6,912,679.88
  12/07/05                        -                 -              6,912,679.88
  12/08/05                        -                 -              6,912,679.88
  12/09/05                        -                 -              6,912,679.88
  12/10/05                        -                 -              6,912,679.88
  12/11/05                        -                 -              6,912,679.88
  12/12/05                        -                 -              6,912,679.88
  12/13/05                        -                 -              6,912,679.88
  12/14/05                        -                 -              6,912,679.88
  12/15/05                        -                 -              6,912,679.88
  12/16/05                        -                 -              6,912,679.88
  12/17/05                        -                 -              6,912,679.88
  12/18/05                        -                 -              6,912,679.88
  12/19/05                        -                 -              6,912,679.88
  12/20/05                        -                 -              6,912,679.88
  12/21/05                        -                 -              6,912,679.88
  12/22/05                        -                 -              6,912,679.88
  12/23/05                        -                 -              6,912,679.88
  12/24/05                        -                 -              6,912,679.88
  12/25/05                        -                 -              6,912,679.88
  12/26/05                        -                 -              6,912,679.88
  12/27/05                        -                 -              6,912,679.88
  12/28/05                        -                 -              6,912,679.88
  12/29/05                        -                 -              6,912,679.88
  12/30/05                        -                 -              6,912,679.88
  12/31/05                        -                 -              6,912,679.88
                      --------------      --------------
Total                  $          -        $        -
                      ==============      ==============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

     CASE NAME:      FLORSHEIM GROUP INC.      CASE NO.       02 B 08209
                    ---------------------                   --------------

                     FOR THE MONTH ENDING DECEMBER 31, 2005




STATEMENT OF ACCOUNTS RECEIVABLE
-----------------------------------------

         Beginning of Month Balance            $    340,228
                                              --------------

         Add: Sales on Account                             -
                                              --------------

         Less: Collections                                 -
                                              --------------

         Adjustments                                      -
                                              --------------

         End of the Month Balance              $    340,228
                                              ==============

             0-30        31-60        61-90       OVER 90        END OF MONTH
             DAYS        DAYS          DAYS         DAYS            TOTAL
           --------    ---------    ---------    ----------     --------------
           $      -    $       -    $       -    $  340,228     $      340,228
           ========    =========    =========    ==========     ==============


STATEMENT OF ACCOUNTS PAYABLE (POST PETITION)
---------------------------------------------------------------


             0-30        31-60        61-90       OVER 90        END OF MONTH
             DAYS        DAYS          DAYS         DAYS            TOTAL
           --------    ---------    ---------    ----------     --------------
           $ 18,338    $   2,307    $   2,906    $  254,938     $      278,489
           ========    =========    =========    ==========     ==============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


     CASE NAME:      FLORSHEIM GROUP INC.     CASE NO.     02 B 08209
                     --------------------                -------------


                                TAX QUESTIONNAIRE

                        FOR MONTH ENDED DECEMBER 31, 2005

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

                 1. Federal Income Taxes              Yes (x)       No ( )
                 2. FICA withholdings                 Yes (x)       No ( )
                 3. Employee's withholdings           Yes (x)       No ( )
                 4. Employer's FICA                   Yes (x)       No ( )
                 5. Federal Unemployment Taxes        Yes (x)       No ( )
                 6. State Income Taxes                Yes (x)       No ( )
                 7. State Employee withholdings       Yes (x)       No ( )
                 8. All other state taxes             Yes (x)       No ( )


If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



DECLARATION UNDER PENALTY OF PERJURY


I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                         /s/ F. Terrence Blanchard
                                        --------------------------------------
                                        For the Debtor In Possession (Trustee)


                                        Print or type name and capacity of
                                        person signing this Declaration:

                                        F. Terrence Blanchard
                                        -------------------------------------

                                        President and Chief Financial Officer
                                        Florsheim Group Inc.
DATED:    January 13, 2006